UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd. Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2023 at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Optoelectronics, Inc. (the “Company”), the Company’s stockholders approved, among other things, the amendment to the Applied Optoelectronics, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares available for issuance under the 2021 Plan by 2,800,000 shares. The amendment to the 2021 Plan was previously approved by the Company’s Board of Directors, upon recommendation by the Company’s Compensation Committee, subject to stockholder approval at the Annual Meeting. The amendment to the 2021 Plan became effective on June 8, 2023, immediately following the Annual Meeting.

A detailed summary of the 2021 Plan, as amended, can be found on pages 44-51 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023, which description is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan, as amended, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting on June 8, 2023. Holders of an aggregate of 29,072,363 shares of the Company’s common stock at the close of business on April 10, 2023 were entitled to vote at the meeting, of which 17,841,087 or 61.36% of the eligible shares were represented in person or by proxy. The matters voted upon at the Annual Meeting and the final results of those votes were as follows:

Proposal 1: Election of two Class I Directors

	Votes For	Votes Withheld	Broker Non-Votes
Chi-Wei Lin	6,913,264	2,436,320	8,491,503
Elizabeth Loboa	8,209,725	1,139,859	8,491,503

Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstaining
16,886,276	594,895	359,916

Proposal 3: To approve on an advisory basis, our executive compensation, or the say-on-pay vote.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,351,058	2,193,941	804,585	8,491,503

Proposal 4: To approve the amendment to the 2021 Plan to increase the number of shares reserved for issuance thereunder by 2,800,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,389,207	3,176,197	784,180	8,491,503

Proposal 5: To approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 45,000,000 shares to 80,000,000 shares.

Votes For	Votes Against	Votes Abstaining
14,066,876	3,607,233	166,978

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Applied Optoelectronics, Inc. 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By: /s/ David C. Kuo
David C. Kuo
Senior Vice President and Chief Legal Officer

Date: June 12, 2023

3